Exhibit 99.2 Walgreens Boots Alliance to Be Acquired by Sycamore Partners March 6, 2025 © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Safe Harbor and Non-GAAP Additional Information and Where to Find It In connection with the proposed transaction between Walgreens Boots Alliance, Inc. (the “Company”) and affiliates of Sycamore Partners Management, L.P. (“Sycamore Partners”), the Company will file with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders, which will be mailed to the Company’s stockholders, and the Company and certain affiliates of the Company will jointly file a transaction statement on Schedule 13E-3. The Company may file or furnish other documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS FILED BY THE COMPANY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SYCAMORE PARTNERS AND THE PROPOSED TRANSACTION. Stockholders may obtain free copies of the proxy statement and the Schedule 13E-3 (when available) and other documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investor.walgreensbootsalliance.com under the link “Financials and Filings” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations team by e-mail at Investor.Relations@wba.com. Participants in the Solicitation The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders filed with the SEC on December 13, 2024 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1618921/000155837024016214/tmb-20250130xdef14a.htm) under the sections entitled “Corporate governance,” “Security ownership of certain beneficial owners and management” and “Executive compensation.” To the extent that holdings of the Company’s securities have changed since the amounts set forth in the Company’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement and other relevant materials to be filed with the SEC relating to the proposed transaction. These documents can be obtained (when available) free of charge from the sources indicated above. Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “accelerate,” “aim,” “ambition,” “anticipate,” “approximate,” “aspire,” “assume,” “believe,” “can,” “continue,” “could,” “create,” “enable,” “estimate,” “expect,” “extend,” “forecast,” “future,” “goal,” “guidance,” “intend,” “long-term,” “may,” “model,” “ongoing,” “opportunity,” “outlook,” “plan,” “position,” “possible,” “potential,” “predict,” “preliminary,” “project,” “seek,” “should,” “strive,” “target,” “transform,” “trend,” “vision,” “will,” “would,” and variations of these terms or other similar expressions, although not all forward-looking statements contain these words. Such statements include, but are not limited to, statements regarding the proposed transaction, our ability to consummate the proposed transaction on the expected timeline or at all, the anticipated benefits of the proposed transaction, and the terms, the impact of the proposed transaction on our future business, results of operations and financial condition and the scope of the expected financing in connection with the proposed transaction. Forward-looking statements are based on current estimates, assumptions and beliefs and are subject to known and unknown risks and uncertainties, many of which are beyond our control, that may cause actual results to vary materially from those indicated by such forward-looking statements. Such risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the ability of affiliates of Sycamore Partners to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (iii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the receipt of certain regulatory approvals and stockholder approval; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the transaction agreements, including in circumstances requiring the Company to pay a termination fee; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (vi) the risk that the proposed transaction disrupts the Company’s current plans and operations; (vii) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (viii) risks related to diverting management’s attention from the Company’s ongoing business operations; (ix) significant or unexpected costs, charges or expenses resulting from the proposed transaction; (x) potential litigation relating to the proposed transaction that could be instituted against the parties to the transaction agreements or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xi) uncertainties related to the continued availability of capital and financing and rating agency actions; (xii) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xiii) uncertainty as to timing of completion of the proposed transaction; (xiv) the risk that the holders of Divested Asset Proceed Rights will receive less-than-anticipated payments or no payments with respect to the Divested Asset Proceed Rights after the closing of the proposed transaction and that such rights will expire valueless; (xv) the impact of adverse general and industry-specific economic and market conditions; and (xvi) other risks described in the Company’s filings with the SEC. Forward looking statements included herein are made only as of the date hereof and the Company does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Non-GAAP Financial Measures This communication includes certain non-GAAP financial measures, including EBITDA and Adjusted EBITDA. Constant currency amounts are calculated by translating current period results at the foreign currency exchange rates used in the comparable period in the prior year. The Company presents such constant currency financial information because it has significant operations outside of the U.S. reporting in currencies other than the U.S. dollar and such presentation provides a framework to assess how its business performed excluding the impact of foreign currency exchange rate fluctuations. Please see the Appendix for reconciliations to the most directly comparable U.S. GAAP financial measures and related information. The Company does not provide a reconciliation for non-GAAP estimates on a forward-looking basis where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred, are out of the Company’s control or cannot be reasonably predicted, and that would impact the most directly comparable forward-looking GAAP financial measure. For the same reasons, the Company is unable to address the probable significance of the unavailable information. Non-GAAP financial measures may vary materially from the corresponding GAAP financial measures and may not be comparable to similarly titled measures reported by other companies. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, our results determined in accordance with GAAP. 2 © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Transaction Overview • Walgreens Boots Alliance to be taken private by • With WBA’s deep healthcare expertise and Sycamore’s Sycamore Partners, following a thorough process led by established leadership in retail and consumer the WBA Board of Directors to maximize shareholder investments, WBA will be better positioned to improve value pharmacy, retail and health services and to enhance the customer, patient and team member experience with • Shareholders will receive total consideration of up to continued investments in the core pharmacy operations $14.45 per share, comprised of $11.45 per share in cash and the right to receive up to an additional $3.00 • WBA’s trusted brands, alongside its deep commitment per share from the future monetization of WBA’s debt to patients, communities and team members, will and equity interests in VillageMD, which includes the continue to anchor the Company’s global businesses Village Medical, Summit Health and CityMD businesses • The transaction is expected to close in the fourth (“Divested Assets”) quarter of calendar year 2025 • The right to receive proceeds from the future monetization of the Divested Assets provides shareholders the potential to benefit from additional value creation from the turnaround of those businesses © 2025 Walgreens Boots Alliance, Inc. All rights reserved. 3

$11.45 per Up to $3.00 Maximizing WBA share per share Cash at closing of Future Monetization WBA Transaction of Divested Assets Shareholder Value 2 DAP Rights Premium of 29% to undisturbed 1 • Total transaction value of up to $23.7B • WBA shareholders to participate in the future monetization of the Divested Assets via Divested Asset Proceed Rights or “DAP Rights” Up to $14.45 per share • 35-day initial go-shop period Total Potential 1. Based on cash consideration of $11.45 per share and up to $3.00 per DAP Right, plus Consideration net debt, capital leases, present value of opioid liability and Everly settlement less fair value of all equity investments. 2. Undisturbed WBA closing share price of $8.85 on December 9, 2024, the day prior to 2 Premium of up to 63% to undisturbed first media reports of a potential transaction. © 2025 Walgreens Boots Alliance, Inc. All rights reserved. 4

Divested Assets Financial Projections Includes Summit Health, CityMD and Village Medical Projection commentary 1 • CY 2024 Adj. EBITDA represents year- CY CY CY CY CY CY over-year improvement of $292M 2024A 2025E 2026E 2027E 2028E 2029E • Projections assume the completion of sale processes for certain markets in calendar Revenue $ 6.4 $ 5.6 $ 5.0 $ 5.3 $ 5.5 $ 5.8 ($ billions) 2025, with proceeds used to fund the ongoing operations of the Divested Assets 1 Adj. EBITDA (141) 31 101 202 253 292• Summit Health performance mainly ($ millions) improving from fee-for-service revenue growth % Margin (2.2)% 0.6% 2.0% 3.8% 4.6% 5.1% 1 • Cost management improving Adj. EBITDA across the Divested Assets © 2025 Walgreens Boots Alliance, Inc. All rights reserved. 1. Includes add-back for stock-based compensation and non-GAAP cash expenses. See slide 10 for non-GAAP reconciliation tables 5

DAP Rights Enable Participation in Future Divested Assets Monetization • At closing, WBA shareholders will receive one non-transferable DAP Right per WBA share owned • DAP Right Holders will be entitled to 70% of the net proceeds from the sale(s) of Divested Assets, up to $3.00 per share (approximately $2.7B) • Divested Assets Committee comprising one representative each from pre-closing WBA Board, Stefano Pessina and Sycamore will determine nature and timing of process and intends to consider all paths to maximize value, including enhancing operational performance and strengthening balance sheets 6 © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Flow of Proceeds from Future Sale of Divested Assets WBA receives 100% Sale proceeds from of proceeds up to DAP Right Holders Divested Assets the amount of Capped at $3.00 per DAP Right 70% debt owed to it DAP Rights Holders share of WBA net proceeds VillageMD debt to WBA is $3.4 billion as of February 28, Up to 2025, with PIK interest of 19% per year ~$2.7B 7 © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Roadmap to Closing Closing expected in the Includes “go-shop” period No financing condition fourth quarter of calendar and subject to customary year 2025 closing conditions, including Sycamore has obtained fully approval by a majority of committed financing votes cast by WBA shareholders unaffiliated with Mr. Pessina and Sycamore, and regulatory approvals © 2025 Walgreens Boots Alliance, Inc. All rights reserved. 8

Appendix © 2025 Walgreens Boots Alliance, Inc. All rights reserved.

Reconciliation of Non-GAAP financial measures

Supplemental Information (unaudited)
(in millions)

OPERATING LOSS TO ADJUSTED EBITDA FOR VILLAGE PRACTICE MANAGEMENT COMPANY, LLC	Twelve months ended December 31,	
	2023	2024
Operating loss (GAAP) [1]	$ (1,566)	$ (13,896)
Impairment of goodwill, intangibles and long-lived assets [2]	—	12,579
Acquisition and disposition-related costs [3]	378	514
Acquisition-related amortization [4]	542	448
Certain legal and regulatory accruals and settlements [5]	—	45
Adjusted operating loss	(646)	(310)
Depreciation expense	155	124
Stock-based compensation expense [6]	58	44
Adjusted EBITDA (Non-GAAP measure)	$ (433)	$ (141)

[1] The Company reconciles Adjusted EBITDA for Village Practice Management Company, LLC to Operating loss as the closest GAAP measure for the business profitability. The Company does not measure Net earnings attributable to Walgreens Boots Alliance, Inc. for its individual businesses or its segments.

[2] For twelve months ended December 31, 2024, the Company recorded $12.4 billion of non-cash impairment charges related to VillageMD goodwill. The Company excludes these charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company's operating performance.

[3] Acquisition and disposition-related costs are transaction and integration costs associated with certain merger, acquisition and divestitures related activities recorded in Selling, general and administrative expenses. Examples of such costs include deal costs, severance, stock-based compensation, employee transaction success bonuses, and other integration related exit and disposal charges. These costs are significantly impacted by the timing and complexity of the underlying merger, acquisition and divestitures related activities and do not reflect the Company's current operating performance. As part of the amendment to the VillageMD Secured Loan executed in November 30, 2024, Walgreen Co. and VillageMD agreed to terminate certain intercompany leases resulting in an early termination charge of $107 million incurred by VillageMD.

[4] Acquisition-related amortization includes amortization of acquisition-related intangible assets and stock-based compensation fair valuation adjustments. Amortization of acquisition-related intangible assets includes amortization of intangible assets such as provider networks, trade names, and developed technology. Intangible asset amortization excluded from the related non-GAAP measure represents the entire amount recorded within the Company's GAAP financial statements. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP measures. Amortization expense, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired, or the estimated useful life of an intangible asset is revised. These charges are primarily recorded in Selling, general and administrative expenses. The stock-based compensation fair valuation adjustment reflects the difference between the fair value based remeasurement of awards under purchase accounting and the grant date fair valuation. Post-acquisition compensation expense recognized in excess of the original grant date fair value of acquiree awards are excluded from the related non-GAAP measures as these arise from acquisition-related accounting requirements or agreements, and are not reflective of normal operating activities.

[5] Certain legal and regulatory accruals and settlements relate to significant charges associated with certain legal proceedings, including legal defense costs. The Company excludes these charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company's operating performance. These charges are recorded in Selling, general and administrative expenses.

[6] Includes GAAP stock-based compensation expense excluding expenses related to acquisition-related amortization and acquisition-related costs.

© 2025 Walgreens Boots Alliance, Inc. All rights reserved.

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